Exhibit 10.1

AMENDMENT NO. 1

TO

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 29, 2009, by and between Praise International North America, Inc., a Delaware corporation (“Buyer”), and Diedrich Coffee, Inc., a Delaware corporation (“Seller”), with reference to the following:

WHEREAS, Buyer and Seller are parties to that certain Stock Purchase Agreement dated as of March 27, 2009 (the “Agreement”); and

WHEREAS, in accordance with Section 11.11 of the Agreement, Buyer and Seller desire to amend the Agreement as described below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendment. Section 10.1(b) of the Agreement is hereby amended such that the date “May 31, 2009” contained therein shall be stricken and replaced with the date “June 12, 2009.”

2. No Further Amendments. Except as expressly amended pursuant to Section 1 hereof, the remaining provisions of the Agreement shall remain in full force and effect in accordance with their terms, notwithstanding the execution and delivery of this Amendment.

3. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Agreement.

4. Counterparts. This Amendment may be executed in one or more counterparts (including by means of facsimile or portable document format), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5. Governing Law. This Amendment and its validity, construction, interpretation, and legal effect shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BUYER: Praise International North America, Inc.

By:	/s/ Robert McCullough
Name: Robert McCullough Title: Director/Secretary

SELLER: Diedrich Coffee, Inc.

By:	/s/ James R. Phillips
Name: James R. Phillips Title: President and Chief Executive Officer

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT